Exhibit H(15)

September 21, 2018

State Street Bank and Trust Company

One Lincoln Street SFC/3

Boston, MA 02111

Attention: Aana Singh

RE: Direction re: Securities Subject to Lending under Section 2.2 of the Second Amended and Restated Securities Lending Agency Agreement, effective as of October 1, 2018, between each of MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each a “Lender”) and State Street Bank and Trust Company (“SLAA”).

Dear Ms. Singh:

Pursuant to Section 2.2 of the SLAA, we are providing notice that certain securities are not available for lending. Specifically, Schedule A of the thirteenth Amendment to the SLAA effective June 26, 2018, enrolls (with one exception, MML U.S. Government Money Market Fund, which is not authorized to participate in securities lending) all of the series of the Lenders in the lending program. A list of the series appearing in Schedule A is reproduced below. Notwithstanding that such series are enrolled in the lending program, it is acknowledged and agreed that some series are available for lending while others are not pursuant to the directions given below.

MASSMUTUAL SELECT FUNDS

Fund Series Name	Available For Lending [Yes/No]
MassMutual RetireSMARTSM 2010 Fund	No
MassMutual RetireSMARTSM 2015 Fund	No
MassMutual RetireSMARTSM 2020 Fund	No
MassMutual RetireSMARTSM 2025 Fund	No
MassMutual RetireSMARTSM 2030 Fund	No
MassMutual RetireSMARTSM 2035 Fund	No
MassMutual RetireSMARTSM 2040 Fund	No
MassMutual RetireSMARTSM 2045 Fund	No
MassMutual RetireSMARTSM 2050 Fund	No
MassMutual RetireSMARTSM 2055 Fund	No
MassMutual RetireSMARTSM 2060 Fund	No

MassMutual RetireSMARTSM Conservative Fund	No
MassMutual RetireSMARTSM Growth Fund	No
MassMutual RetireSMARTSM In Retirement Fund	No
MassMutual RetireSMARTSM Moderate Fund	No
MassMutual RetireSMARTSM Moderate Growth Fund	No
MassMutual Select BlackRock Global Allocation Fund	Yes
MassMutual Select Blue Chip Growth Fund	Yes
MassMutual Select Diversified Value Fund	Yes
MassMutual Select Equity Opportunities Fund	Yes
MassMutual Select Fundamental Growth Fund	Yes
MassMutual Select Fundamental Value Fund	Yes
MassMutual Select Growth Opportunities Fund	Yes
MassMutual Select Mid Cap Growth Fund	Yes
MassMutual Select Mid-Cap Value Fund	Yes
MassMutual Select Overseas Fund	Yes
MassMutual Select Small Cap Growth Equity Fund	Yes
MassMutual Select Small Cap Value Equity Fund	Yes
MassMutual Select Small Company Value Fund	Yes
MassMutual Select Strategic Bond Fund	Yes
MassMutual Select Total Return Bond Fund	Yes
MM MSCI EAFE® International Index Fund	Yes
MM Russell 2000® Small Cap Index Fund	Yes
MM S&P 500® Index Fund	Yes
MM S&P® Mid Cap Index Fund	Yes
MM Select Equity Asset Fund	Yes
MassMutual Select T. Rowe Price Bond Asset Fund	Yes
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	Yes
MassMutual Select T. Rowe Price International Equity Fund	Yes
MassMutual Select T. Rowe Price Large Cap Blend Fund	Yes
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	Yes
MassMutual Select T. Rowe Price Real Assets Fund	Yes
MassMutual Select T. Rowe Price Retirement 2005 Fund	No
MassMutual Select T. Rowe Price Retirement 2010 Fund	No
MassMutual Select T. Rowe Price Retirement 2015 Fund	No
MassMutual Select T. Rowe Price Retirement 2020 Fund	No
MassMutual Select T. Rowe Price Retirement 2025 Fund	No
MassMutual Select T. Rowe Price Retirement 2030 Fund	No
MassMutual Select T. Rowe Price Retirement 2035 Fund	No

MassMutual Select T. Rowe Price Retirement 2040 Fund	No
MassMutual Select T. Rowe Price Retirement 2045 Fund	No
MassMutual Select T. Rowe Price Retirement 2050 Fund	No
MassMutual Select T. Rowe Price Retirement 2055 Fund	No
MassMutual Select T. Rowe Price Retirement 2060 Fund	No
MassMutual Select T. Rowe Price Retirement Balanced Fund	No
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	Yes
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund	Yes

MASSMUTUAL PREMIER FUNDS
Fund Series Name	Available For Lending [Yes/No]
MassMutual Premier Balanced Fund	Yes
MassMutual Premier Core Bond Fund	Yes
MassMutual Premier Disciplined Growth Fund	Yes
MassMutual Premier Disciplined Value Fund	Yes
MassMutual Premier Diversified Bond Fund	Yes
MassMutual Premier Global Fund	Yes
MassMutual Premier High Yield Fund	Yes
MassMutual Premier Inflation-Protected and Income Fund	Yes
MassMutual Premier International Equity Fund	Yes
MassMutual Premier Main Street Fund	Yes
MassMutual Premier Short-Duration Bond Fund	Yes
MassMutual Premier Small Cap Opportunities Fund	Yes
MassMutual Premier Strategic Emerging Markets Fund	Yes
MassMutual Premier U.S. Government Money Market Fund	No

MML SERIES INVESTMENT FUND
Fund Series Name	Available For Lending [Yes/No]
MML Aggressive Allocation Fund	No
MML American Funds Core Allocation Fund	No
MML American Funds® Growth Fund	No
MML American Funds® International Fund	No
MML Balanced Allocation Fund	No
MML Blue Chip Growth Fund	Yes
MML Conservative Allocation Fund	No
MML Equity Income Fund	Yes
MML Equity Index Fund	Yes

MML Focused Equity Fund	Yes
MML Foreign Fund	Yes
MML Fundamental Growth Fund	Yes
MML Fundamental Value Fund	Yes
MML Global Fund	Yes
MML Growth & Income Fund	Yes
MML Growth Allocation Fund	No
MML Income & Growth Fund	Yes
MML International Equity Fund	Yes
MML Large Cap Growth Fund	Yes
MML Managed Volatility Fund	Yes
MML Mid Cap Growth Fund	Yes
MML Mid Cap Value Fund	Yes
MML Moderate Allocation Fund	No
MML Small Cap Growth Equity Fund	Yes
MML Small Company Value Fund	Yes
MML Small/Mid Cap Value Fund	Yes
MML Total Return Bond Fund	Yes

MML SERIES INVESTMENT FUND II
Fund Series Name	Available For Lending [Yes/No]
MML Asset Momentum Fund	Yes
MML Blend Fund	Yes
MML Dynamic Bond Fund	Yes
MML Equity Fund	Yes
MML Equity Rotation Fund	Yes
MML High Yield Fund	Yes
MML Inflation-Protected and Income Fund	Yes
MML Managed Bond Fund	Yes
MML Short-Duration Bond Fund	Yes
MML Small Cap Equity Fund	Yes
MML Special Situations Fund	Yes
MML Strategic Emerging Markets Fund	Yes

Very truly yours,

MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II

By:	/s/Renee Hitchcock
Print Name: Renee Hitchcock
Title: CFO and Treasurer

By acknowledging receipt of this direction letter below, State Street Bank and Trust Company shall implement the above directions within a reasonable amount of time.

STATE STREET BANK AND TRUST COMPANY

By:	/s/Francesco Squillacioti
Print Name: Francesco Squillacioti
Title: Senior Managing Director